Exhibit 10.3

FIRST AMENDMENT
TO
AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this "Amendment"), is dated as of December 4, 2015 (the "Effective Date"), by and among First States Investors 6000A, L.P. ("6000A Seller"), First States Investors 6000B, L.P. ("6000B Seller"), First States Investors 6000C, L.P. ("6000C Seller") and First States Investors 60000, L.P. ("6000D Seller", and together with 6000A Seller, 6000B Seller and 6000C Seller, each, individually, and collectively "Seller") and PONTUS NET LEASE ADVISORS, LLC, a Delaware limited liability company ("Purchaser").
W I T N E S S E T H :
WHEREAS, Seller and Purchaser entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of October 21st, 2015 (the "Original Agreement"); and
WHEREAS, Seller and Purchaser now desire to amend the Original Agreement as hereinafter provided.
NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:
1.    Definitions.     Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Original Agreement.
2.    Due Diligence Period.     Section 5.1(a) of the Original Agreement is hereby amended by deleting the reference to "December 18, 2015" therein and inserting "January 8, 2016" in place thereof.
3.    Ratification.     Except as modified and amended hereby, the Original Agreement remains in full force and effect in accordance with its terms and is hereby ratified and confirmed by Seller and Purchaser.
4.    Miscellaneous.
(a)    This Amendment supersedes any prior agreements or understandings between the parties with respect to the subject matter hereof.
(b)    To facilitate execution of this Amendment, this Amendment may be executed in multiple counterparts, each of which, when assembled to include an original, faxed or electronically mailed (in portable document format ("PDF")) signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed agreement. All such fully executed original, faxed or PDF counterparts will collectively constitute a single agreement.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)    From and after the date hereof, the term "Agreement" shall be deemed to refer to the Original Agreement, as amended by this Amendment. If and to the extent that any of the provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Original Agreement, the provisions of this Amendment shall prevail.
(e)    This Amendment cannot be modified in any manner except by a written agreement signed by Seller and Purchaser.

[SIGNATURE PAGE FOLLOWS; NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment the date and year first above written.

SELLERS:

Witness:	FIRST STATES INVESTORS 6000A, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000A GP, LLC,
/s/ Debra S. Shepard	a Delaware limited liability company
Debra S. Shepard
By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000B, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000B GP, LLC,
/s/ Debra S. Shepard	a Delaware limited liability company
Debra S. Shepard
By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000C, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000C GP, LLC,
/s/ Debra S. Shepard	a Delaware limited liability company
Debra S. Shepard
By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

Witness:	FIRST STATES INVESTORS 6000D, L.P.,
/s/ Teresa Fakalata	a Delaware limited partnership
Teresa Fakalata
By: First States Investors 6000D GP, LLC,
/s/ Debra S. Shepard	a Delaware limited liability company
Debra S. Shepard
By: /s/ Jeff Waldvogel
Name: Jeff Waldvogel
Title: CFO

PURCHASER:

Witness:	PONTUS NET LEASE ADVISORS, LLC,
/s/ Authorized Signatory	a Delaware limited partnership

By: /s/ Michael Press
/s/ Authorized Signatory	Name: Michael Press
Title: President